EXHIBIT 10.1

CONTRIBUTION AGREEMENT
by and among
Natural Resource Partners L.P.,
NRP (GP) LP,
Western Pocahontas Properties Limited Partnership,
Great Northern Properties Limited Partnership,
New Gauley Coal Corporation
and
NRP Investment L.P.
Dated as of [                                        ], 2010

CONTRIBUTION AGREEMENT
     THIS CONTRIBUTION AGREEMENT (this “Agreement”) dated as of [__________], 2010 (the “Closing Date”), is entered into by and among Natural Resource Partners L.P., a Delaware limited partnership (the “Partnership”), NRP (GP) LP, a Delaware limited partnership (the “General Partner”), Western Pocahontas Properties Limited Partnership, a Delaware limited partnership (“WPP”), Great Northern Properties Limited Partnership, a Delaware limited partnership (“Great Northern”), New Gauley Coal Corporation, a West Virginia corporation (“New Gauley Coal”), and NRP Investment L.P., a Delaware limited partnership (“NRP Investment”).
RECITALS
     A. The General Partner is the general partner of the Partnership and holds a 2% General Partner Interest in the Partnership, as defined in the Current Partnership Agreement (as defined below).
     B. The General Partner, WPP, Great Northern, New Gauley Coal and NRP Investment (each an “IDR Holder,” and collectively the “IDR Holders”) each hold certain limited partnership interests in the Partnership defined in the Current Partnership Agreement as “Incentive Distribution Rights” (“IDRs”).
     C. The IDR Holders have agreed to contribute all of the IDRs to the Partnership in exchange for the issuance by the Partnership to the IDR Holders of an aggregate of 32,000,000 Common Units (the “Exchange Units”), and the Partnership has agreed to issue the Exchange Units to the IDR Holders as consideration for the contribution of the IDRs to the Partnership. Upon the contribution of the IDRs to the Partnership, such IDRs will be cancelled and cease to exist.
     D. Concurrently with the execution of this Agreement, the General Partner will amend and restate the Third Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P., dated as of April 18, 2007, as amended on April 7, 2008 (as so amended, the “Current Partnership Agreement”) to reflect the cancellation of the IDRs (such amended and restated agreement, which may include certain other changes approved by the General Partner, being referred to as the “Revised Partnership Agreement”).
     E. The execution and adoption of the Revised Partnership Agreement, the contribution by the IDR Holders to the Partnership of the IDRs and the issuance by the Partnership of the Exchange Units to the IDR Holders (collectively, the “Transactions”) are conditioned on each other.
     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties undertake and agree as follows:

ARTICLE I
DEFINITIONS
     “Exchange Units” has the meaning given such term in the Recitals.
     “Agreement” has the meaning given such term in the Preamble.
     “Closing Date” has the meaning given such term in the Preamble.
     “Current Partnership Agreement” has the meaning given such term in the Recitals.
     “General Partner” has the meaning given such term in the Preamble.
     “Great Northern” has the meaning given such term in the Preamble.
     “IDRs” has the meaning given such term in the Recitals.
     “IDR Holder” and “IDR Holders” have the meaning given such terms in the Recitals.
     “New Gauley Coal” has the meaning given such term in the Preamble.
     “NRP Investment” has the meaning given such term in the Preamble.
     “Partnership” has the meaning given such term in the Preamble.
     “Revised Partnership Agreement” has the meaning given such term in the Recitals. The Revised Partnership Agreement shall be in the form attached hereto as Exhibit 1.
     “Securities Act” has the meaning given such term in Section 3.2(c).
     “Transactions” has the meaning given such term in the Recitals.
     “Units” means limited partnership interests in the Partnership defined in the Current Partnership Agreement and the Revised Partnership Agreement as “Common Units.”
     “WPP” has the meaning given such term in the Preamble.
ARTICLE II
THE TRANSACTIONS
     Section 2.1 Contribution of IDRs. Each of the IDR Holders hereby grants, contributes, transfers, assigns and conveys to the Partnership all right, title and interest in the IDRs held by such IDR Holder and the Partnership hereby accepts such IDRs from such IDR Holders, as a contribution by each of such IDR Holders to the capital of the Partnership.
     Section 2.2 Consideration. As consideration for the contribution of the IDRs to the Partnership, the Partnership shall issue to each of the IDR Holders the number of Exchange Units set forth opposite the name of such IDR Holder on Schedule I hereto. Such issuances shall be deemed to have occurred immediately upon execution of the Revised Partnership Agreement.
     Section 2.3 Partnership Agreement. Concurrently with the execution of this Agreement, the General Partner shall execute, deliver and adopt the Revised Partnership Agreement. Immediately upon execution of the Revised Partnership Agreement, the IDRs shall be cancelled and shall cease to exist.
     Section 2.4 Certificates for Exchange Units. On the Closing Date, the Partnership shall issue to each of the IDR Holders a certificate representing the number of Exchange Units to be issued to such IDR Holder pursuant to Section 2.2. Each of the certificates evidencing the Exchange Units shall bear a legend substantially in the form set forth below and containing such other information as the Partnership may deem necessary or appropriate:
THE UNITS (THE “UNITS”) EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT DISTRIBUTE, OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER (INDIVIDUALLY AND COLLECTIVELY, A “TRANSFER”) THE UNITS EVIDENCED HEREBY, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT SUCH AS THE EXEMPTION SET FORTH IN RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE). IF THE PROPOSED TRANSFER IS TO BE MADE OTHER THAN PURSUANT TO CLAUSE (A) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY STATE OR FOREIGN SECURITIES LAW.
No fractional Units or scrip shall be issued as a result of the transactions contemplated by this Agreement.
     Section 2.5 Further Assurances. The Partnership and the IDR Holders agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Section 3.1 Partnership. The Partnership represents and warrants to the IDR Holders as follows:
     (a) the Partnership is a limited partnership duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the partnership power and authority to execute and deliver this Agreement and, subject to the terms and conditions hereof, to carry out its terms;
     (b) the Partnership has taken all action as may be necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and the performance of its obligations hereunder. This Agreement constitutes a legal, valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;
     (c) none of the execution and delivery hereof, the performance of the Partnership’s obligations hereunder nor the consummation of the Transactions will violate or contravene any applicable law or the Current Partnership Agreement;
     (d) on the Closing Date, the Exchange Units and the limited partner interests represented thereby will have been duly and validly authorized and, when issued and delivered in accordance with the terms and provisions of this Agreement, will be duly and validly issued and fully paid (to the extent required under the Revised Partnership Agreement) and non-assessable (except as such nonassessability may be affected by matters described in the Partnership’s filings with the Securities and Exchange Commission);
     (e) on the Closing Date and prior to the issuance of the Exchange Units, the issued and outstanding limited partner interests of the Partnership consist of the IDRs and 74,027,836 Common Units.
     (f) The New York Stock Exchange, Inc. has authorized the listing of the Exchange Units.
     Section 3.2 IDR Holders. Each IDR Holder, severally and not jointly, represents and warrants to the Partnership as follows:
     (a) such IDR Holder is a limited partnership or corporation duly formed and in good standing under the laws of the place of its incorporation or organization and has the corporate or partnership power and authority to execute and deliver this Agreement and, subject to the terms and conditions hereof, to carry out its terms;
     (b) this Agreement constitutes a legal, valid and binding obligation of such IDR Holder, enforceable against such IDR Holder Partner in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;
     (c) none of the execution and delivery hereof, the performance of such IDR Holder’s obligations hereunder nor the consummation of the Transactions will violate or contravene any applicable law, the organizational documents of such IDR Holder or any its material agreements or any material agreement of the Partnership;
     (d) such IDR Holder is an “Accredited Investor” as defined in Rule 501(a) promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), and is acquiring the Exchange Units for its own account, and not with a view to any distribution, resale, subdivision, or fractionalization thereof in violation of the Securities Act or any other applicable domestic or foreign securities law, and the General Partner has no present plans to enter into any contract, undertaking, agreement or arrangement for any distribution, resale, subdivision, or fractionalization of the Exchange Units in violation of the Securities Act or any other applicable domestic or foreign securities law;
     (e) such IDR Holder understands that the Exchange Units are characterized as “restricted securities” under the federal securities law inasmuch as they are being acquired from the Partnership in a transaction not involving a public offering and that under such law and applicable regulations such securities may be resold under the Securities Act only in certain limited circumstances; and
     (f) such IDR Holder is the beneficial and record holder of the IDRs listed opposite such IDR Holder’s name on Schedule I hereto and such IDR Holder has good and valid title to such IDRs, free and clear of all liens, encumbrances or other claims; there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by such IDR Holder of such IDRs, except as set forth in the Current Partnership Agreement.
ARTICLE IV
CONDITIONS
     Section 4.1 Conditions to Obligations of Each Party. Notwithstanding any other provision of this Agreement, the respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment of the condition that no order shall have been entered and remained in effect in any action or proceeding before any federal, foreign, state or provincial court or governmental agency or other federal, foreign, state or provincial regulatory or administrative agency or commission that would prevent or make illegal the consummation of the transactions contemplated herein.
     Section 4.2 Conditions to Obligations of the Partnership. Notwithstanding any other provision of this Agreement, the obligations of the Partnership to effect the transactions contemplated by this Agreement shall be subject to the fulfillment of the condition that the agreements and covenants of the IDR Holders to be complied with or performed pursuant to the terms hereof shall have been duly complied with or performed.
     Section 4.3 Conditions to Obligations of the IDR Holders. Notwithstanding any other provision of this Agreement, the obligations of the IDR Holders to effect the transactions contemplated by this Agreement shall be subject to the fulfillment of the condition that the agreements and covenants of the Partnership to be complied with or performed pursuant to the terms hereof shall have been duly complied with or performed.
ARTICLE V
MISCELLANEOUS
     Section 5.1 Governing Law. The laws of the State of Delaware shall govern the construction, interpretation and effect of this Agreement without giving effect to any conflicts of law principles.
     Section 5.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which when taken together shall constitute one and the same original document.
     Section 5.3 Amendments. All waivers, modifications, amendments or alterations of this Agreement shall require the written approval of each of the parties to this Agreement.
     Section 5.4 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and the respective successors and assigns. This Agreement shall not be assignable by any party hereto, except with the prior written consent of the other parties hereto.
     Section 5.5 Benefits of Agreement Restricted to Parties. This Agreement is made solely for the benefit of the parties to this Agreement, and no other person (including employees) shall have any right, claim or cause of action under or by virtue of this Agreement.
     Section 5.6 Severability. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall, so long as the economic and legal substance of the transactions contemplated hereby is not affected in any materially adverse manner as to any of the parties to this Agreement, be deemed severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.
     Section 5.7 Titles. The article, section and paragraph titles in this Agreement are only for purposes of convenience and do not form a part of this Agreement and will not be taken to qualify, explain, or affect any provision thereof.

     Section 5.8 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered if delivered in person, by cable, telegram, telex, or telecopy and shall be deemed to have been duly given three business days after deposit with a United States post office if delivered by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:
     if to the Partnership, at
Natural Resource Partners L.P.
601 Jefferson Street
Suite 3600
Houston, Texas 77002
Attn: Wyatt L. Hogan
Facsimile: (713) 751-7517
     if to the IDR Holders, at
601 Jefferson Street
Suite 3600
Houston, Texas 77002
Attn: Wyatt L. Hogan
Facsimile: (713) 751-7517
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Agreement has been executed on behalf of each of the parties hereto effective as of the day and year first above written.

NATURAL RESOURCE PARTNERS L.P.
By:	NRP (GP) LP, its general partner

	By:	GP Natural Resource Partners LLC, its general partner

	By:	/s/ Wyatt L. Hogan
		Name:	Wyatt L. Hogan
		Title:	Vice President, General Counsel and Secretary

NRP (GP) LP
By:	GP Natural Resource Partners LLC, its general partner

	By:	/s/ Wyatt L. Hogan
		Name:	Wyatt L. Hogan
		Title:	Vice President, General Counsel and Secretary

WESTERN POCAHONTAS PROPERTIES LIMITED PARTNERSHIP
By:	Western Pocahontas Corporation, its general partner

	By:	/s/ Dwight Dunlap
		Name:	Dwight Dunlap
		Title:	Chief Financial Officer

GREAT NORTHERN PROPERTIES LIMITED PARTNERSHIP
By:	GNP Management Corp., its general partner

By:	/s/ Dwight Dunlap
	Name:	Dwight Dunlap
	Title:	Chief Financial Officer
Signature Page

NEW GAULEY COAL CORPORATION
By:	/s/ Corbin J. Robertson, Jr.
	Name:	Corbin J. Robertson, Jr.
	Title:	Chairman

NRP INVESTMENT L.P.
By:	Robertson Coal Management LLC, its general partner

By:	/s/ Corbin J. Robertson, Jr.
	Name:	Corbin J. Robertson, Jr.
	Title:	Sole Member
Signature Page

Schedule I

	Number of
IDR Holder	Exchange Units	IDRs Owned
NRP (GP) LP	20,800,000	65.00%

Western Pocahontas Properties Limited Partnership	6,383,200	19.95%

Great Northern Properties Limited Partnership	1,361,600	4.25%

New Gauley Coal Corporation	255,200	0.80%

NRP Investment L.P.	3,200,000	10.00%

Total	32,000,000	100.00%